                                                                EXHIBIT NO. 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 22, 1996, included in the Wiser Oil Company's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Dallas, Texas
  October 25, 1996